SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July __, 2000
                        (Date of earliest event reported)


                                JENNA LANE, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                              0-29126                     22-3351399
--------                              -------                     ----------
(State or other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)                Identification
Incorporation)                                                      Number)


1407 BROADWAY, SUITE 2400, NEW YORK, NEW YORK                           10018
---------------------------------------------                           -----
(Address of principal executive offices)                              (Zip Code)


(212) 704-0002
--------------
(Registrant's Telephone Number Including Area Code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On July 10, 2000, the Registrant issued a News Release announcing that, in response to an involuntary Chapter 7 petition filed on June 30, 2000 against the Company, it consented to the conversion of the proceeding to one under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. HSBC Business Credit (USA), the Company's pre-petition factor, has agreed to finance the Debtor's operations during the pendency of the Chapter 11 case. The Company believes that continuing under the protection of the bankruptcy court will enable it to maximize assets and negotiate a plan with its creditors.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 11, 2000                        JENNA LANE, INC.



                                              By:  /S/ CHARLES SOBEL
                                                   -----------------
                                                   Charles Sobel,
                                                   Chief Executive Officer